EQ ADVISORS TRUSTSM

EQ/Ivy Mid Cap Growth Portfolio

Supplement Dated November 12, 2019, to the Summary Prospectus, Prospectus and Statement of Additional Information dated May 1, 2019, as supplemented

This Supplement updates certain information contained in the Summary Prospectus, Prospectus and Statement of Additional Information (“SAI”) of EQ Advisors Trust (“Trust”) dated May 1, 2019, as supplemented. You should read this Supplement in conjunction with the Summary Prospectus, Prospectus and SAI and retain it for future reference.

The purpose of this Supplement is to provide you with information regarding a change to the sub-adviser for EQ/Ivy Mid Cap Growth Portfolio (“Portfolio”). At a meeting held on November 6-7, 2019, the Trust’s Board of Trustees considered and approved (i) the termination of Ivy Investment Management Company (“IICO”) as the sub-adviser to the Portfolio, (ii) the appointment of Massachusetts Financial Services Company d/b/a MFS Investment Management (“MFS”) as the sub-adviser to the Portfolio, and (iii) changing the name of the Portfolio to “EQ/MFS Mid Cap Focused Growth Portfolio.” Accordingly, AXA Equitable Funds Management Group LLC, the Portfolio’s Adviser, has entered into a sub-advisory agreement with MFS pursuant to which MFS will provide sub-advisory services to the Portfolio, effective on or about November 29, 2019.

Effective on or about November 29, 2019, the following changes are being made to the Summary Prospectus, Prospectus and SAI:

All references to IICO as sub-adviser to the Portfolio are deleted.

All references to EQ/Ivy Mid Cap Growth Portfolio are deleted and replaced with EQ/MFS Mid Cap Focused Growth Portfolio.

The section of the Summary Prospectus and Prospectus entitled “Investments, Risks, and Performance — Principal Investment Strategy” is revised by deleting the second and third paragraphs in their entirety and replacing them with the following:

The Portfolio normally invests primarily in equity securities, which include common stocks, equity interests in real estate investment trusts (REITS), and other securities that represent an ownership interest (or the right to acquire an ownership interest) in a company or other issuer, such as rights, warrants and depositary receipts. The Sub-Adviser focuses on investing the Portfolio’s assets in the stocks of companies that the Sub-Adviser believes to have above average earnings growth potential compared to other companies (growth companies). Growth companies tend to have stock prices that are high relative to their earnings, dividends, book value, or other financial measures.

The Sub-Adviser generally invests the Portfolio’s assets in approximately 35 to 65 companies and may invest a significant percentage of the Portfolio’s assets in a single issuer or a small number of issuers. The Sub-Adviser normally invests the Portfolio’s assets across different industries and sectors, but the Sub-Adviser may invest a significant percentage of the Portfolio’s assets in issuers in a single or small number of industries or sectors. The Sub-Adviser may invest the Portfolio’s assets in foreign securities.

The Sub-Adviser uses an active bottom-up investment approach to buying and selling investments for the Portfolio. Investments are selected primarily based on fundamental analysis of individual issuers and their potential in light of their financial condition, and market, economic, political, and regulatory conditions. Factors considered may include analysis of an issuer’s earnings, cash flows, competitive position, and management ability. Quantitative screening tools that systematically evaluate an issuer’s valuation, price and earnings momentum, earnings quality, and other factors, may also be considered.

The section of the Summary Prospectus and Prospectus entitled “Investments, Risks, and Performance — Principal Risks” is amended by deleting “Information Technology Sector Risk” and adding the following:

Focused Portfolio Risk. The Portfolio employs a strategy of investing in the securities of a limited number of companies. As a result, the Portfolio may incur more risk because changes in the value of a single security may have a more significant effect, either positive or negative, on the Portfolio’s net asset value. To the extent that the Portfolio concentrates, or invests a higher percentage of its assets, in the securities of a particular issuer or issuers in a particular country, group of countries, region, market, industry, group of industries, sector or asset class, the Portfolio may be adversely affected by the performance of those securities, and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that issuer or issuers, country, group of countries, region, market, industry, group of industries, sector or asset class. A portfolio using such a focused or concentrated investment strategy may experience greater performance volatility than a portfolio that is more broadly invested.

Foreign Securities Risk: Investments in foreign securities, including depositary receipts, involve risks not associated with investments in U.S. securities. Foreign markets may be less liquid, more volatile and subject to less government supervision and regulation than U.S. markets. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices also may impact security values, and it may take more time to clear and settle trades involving foreign securities. In addition, securities issued by U.S. entities with substantial foreign operations or holdings can involve risks relating to conditions in foreign countries.

Currency Risk: Investments in foreign currencies and in securities that trade in, or receive revenues in, or in derivatives that provide exposure to foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar. Any such decline may erode or reverse any potential gains from an investment in securities denominated in foreign currency or may widen existing loss. In the case of hedging positions, there is the risk that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the U.S. or abroad.

Depositary Receipts Risk: Investments in depositary receipts (including American Depositary Receipts, European Depositary Receipts and Global Depositary Receipts) are generally subject to the same risks of investing directly in the foreign securities that they evidence or into which they may be converted. In addition, issuers underlying unsponsored depositary receipts may not provide as much information as U.S. issuers and issuers underlying sponsored depositary receipts. Unsponsored depositary receipts also may not carry the same voting privileges as sponsored depositary receipts.

European Economic Risk: The European Union’s (the “EU”) Economic and Monetary Union (the “EMU”) requires member countries to comply with restrictions on interest rates, deficits, debt levels, and inflation rates, and other factors, each of which may significantly impact every European country. The economies of EU member countries and their trading partners may be adversely affected by changes in the euro’s exchange rate, changes in EU or governmental regulations on trade, and the threat of default or an actual default by an EU member country on its sovereign debt, which could negatively impact the Portfolio’s investments and cause it to lose money. In recent years, the European financial markets have been negatively impacted by concerns relating to rising government debt levels and national unemployment; possible default on or restructuring of sovereign debt in several European countries; and economic downturns. A European country’s default or debt restructuring would adversely affect the holders of the country’s debt and sellers of credit default swaps linked to the country’s creditworthiness and could negatively impact global markets more generally. Recent events in Europe may adversely affect the euro’s exchange rate and value and may continue to impact the economies of every European country. In June 2016, the United Kingdom (the “UK”) voted to withdraw from the EU, commonly referred to as “Brexit.” There is significant market uncertainty regarding Brexit’s ramifications, and the range and potential implications of possible political, regulatory, economic, and market outcomes cannot be fully known. The negative impact on not only the UK and European economies but also the broader global economy could be significant, potentially resulting in increased volatility and illiquidity, which could adversely affect the value of the Portfolio’s investments. Any further withdrawals from the EU could cause additional market disruption globally.

Geographic Concentration Risk: To the extent the Portfolio invests a significant portion of its assets in securities of companies domiciled, or exercising the predominant part of their economic activity, in one country or geographic region, it assumes the risk that economic, political, social and environmental conditions in that particular country or region will have a significant impact on the Portfolio’s investment performance and that the Portfolio’s performance will be more volatile than the performance of more geographically diversified funds. The economies and financial markets of certain regions can be highly interdependent and may decline all at the same time. In addition, certain areas are prone to natural disasters such as earthquakes, volcanoes, droughts or tsunamis and are economically sensitive to environmental events.

Political/Economic Risk: Changes in economic and tax policies, government instability, war or other political or economic actions or factors may have an adverse effect on the Portfolio’s foreign investments.

Settlement Risk: Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States. Foreign settlement and clearance procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically associated with the settlement of U.S. investments. At times, settlements in certain foreign countries have not kept pace with the number of securities transactions. These problems may make it difficult for the Portfolio to carry out transactions. If the Portfolio cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities and certain of its assets may be uninvested with no return earned thereon for some period. If the Portfolio cannot settle or is delayed in settling a sale of securities, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party, the Portfolio could be liable for any losses incurred.

Transaction Costs Risk: The costs of buying and selling foreign securities, including taxes, brokerage and custody costs, generally are higher than those involving domestic transactions.

Liquidity Risk: The trading market for a particular investment in which the Portfolio invests, or a particular investment in which the Portfolio is invested, may become less liquid or even illiquid. Illiquid investments may be difficult or impossible to sell or purchase at an advantageous time or price or in sufficient amounts to achieve the Portfolio’s desired level of exposure. To meet redemption requests during periods of illiquidity, the Portfolio may be forced to dispose of investments at unfavorable times or prices and/or under unfavorable conditions, which may result in a loss or may be costly to the Portfolio. Judgment plays a greater role in valuing illiquid investments than investments with more active markets. The Portfolio also may not receive its proceeds from the sale of certain securities for an extended period of time. Certain securities that were liquid when purchased may later become illiquid, sometimes abruptly, particularly in times of overall economic distress or adverse investor perception. An inability to sell a portfolio position can prevent the Portfolio from being able to take advantage of other investment opportunities. During periods of market stress, an investment or even an entire market segment may become illiquid, sometimes abruptly, which can adversely affect the Portfolio’s ability to limit losses. In addition, a reduction in the ability or willingness of dealers and other institutional investors to make a market in certain securities may result in decreased liquidity in certain markets. Any of these events may result in losses to the Portfolio.

Portfolio Turnover Risk: High portfolio turnover (generally, turnover in excess of 100% in any given fiscal year) may result in increased transaction costs to the Portfolio, which may result in higher fund expenses and lower total return.

Real Estate Investment Risk: Real estate-related investments may decline in value as a result of factors affecting the overall real estate industry. Real estate is a cyclical business, highly sensitive to supply and demand, general and local economic developments and characterized by intense competition and periodic overbuilding. Real estate income and values also may be greatly affected by demographic trends, such as population shifts or changing tastes and values. Losses may occur from casualty or condemnation, and government actions, such as tax law changes, zoning law changes, regulatory limitations on rents, or environmental regulations, also may have a major impact on real estate. The availability of mortgages and changes in interest rates may also affect real estate values. Changing interest rates and credit quality requirements also will affect the cash flow of real estate companies and their ability to meet capital needs. Real estate investment trusts (“REITs”) generally invest directly in real estate (equity REITs), in mortgages secured by interests in real estate (mortgage REITs) or in some combination of the two (hybrid REITs). Investing in REITs exposes investors to the risks of owning real estate directly, as well as to risks that relate specifically to the way in which REITs are organized and operated. Equity REITs may be affected by changes in the value of the underlying property owned by the REIT, while mortgage REITs may be affected by the quality of any credit extended. Equity and mortgage REITs are also subject to heavy cash flow dependency, defaults by borrowers, and self-liquidations.

Under the heading “Who Manages the Portfolio” in the Summary Prospectus and Prospectus, the section entitled “Sub-Adviser: Ivy Investment Management Company (“IICO” or the “Sub-Adviser”)” is deleted in its entirety and replaced with the following:

Sub-Adviser: Massachusetts Financial Services Company d/b/a MFS Investment Management (“MFS” or the “Sub-Adviser”)

Portfolio Managers: The members of the team who are jointly and primarily responsible for the securities selection, research and trading for the Portfolio are:

Name	Title	Date Began Managing the Portfolio
Eric Fischman	Investment Officer and Portfolio Manager of MFS	November 2019
Paul Gordon	Investment Officer and Portfolio Manager of MFS	November 2019
Nicholas Paul	Investment Officer and Institutional Portfolio Manager of MFS*	November 2019
*	An Institutional Portfolio Manager contributes to the day-to-day management of the Portfolio but does not generally determine which securities to purchase or sell.

The section of the Prospectus entitled “Management of the Trust — The Sub-Advisers — Ivy Investment Management Company” is deleted in its entirety.

In the section of the Prospectus entitled “Management of the Trust — The Sub-Advisers — Massachusetts Financial Services Company d/b/a MFS Investment Management,” the first paragraph is revised by deleting the first sentence and replacing it with the following:

Massachusetts Financial Services Company d/b/a MFS Investment Management (“MFS”), 111 Huntington Avenue, Boston, MA 02199, serves as the Sub-Adviser to EQ/MFS International Growth Portfolio, EQ/MFS International Value Portfolio, EQ/MFS Mid Cap Focused Growth Portfolio, EQ/MFS Technology Portfolio, EQ/MFS Utilities Series Portfolio, and EQ/Science and Technology Portfolio, and also as a Sub-Adviser to a portion of the Active Allocated Portion of EQ/International Core Managed Volatility Portfolio and EQ/Large Cap Value Managed Volatility Portfolio.

The section of the Prospectus entitled “Management of the Trust — The Sub-Advisers — Massachusetts Financial Services Company d/b/a MFS Investment Management” is revised to add the following information:

Eric Fischman, Paul Gordon and Nicholas Paul are jointly and primarily responsible for the investment decisions for the EQ/MFS Mid Cap Focused Growth Portfolio. Nicholas Paul generally contributes to the day-to-day management of the EQ/MFS Mid Cap Focused Growth Portfolio through such means as participating in the research process and strategy discussions, communicating investment policy, assessing portfolio risk, and managing daily cash flows, but does not generally determine which securities to purchase or sell for the Portfolio.

Eric Fischman is an Investment Officer and Portfolio Manager of MFS and has been employed in the investment area of MFS since 2000.

Paul Gordon is an Investment Officer and Portfolio Manager of MFS and has been employed in the investment area of MFS since 2004.

Nicholas Paul is an Investment Officer and Institutional Portfolio Manager of MFS. Mr. Paul joined MFS in 2010. Prior to being named to his present position as an Institutional Portfolio Manager in 2018, Mr. Paul served as an investment product specialist for the firm.

The section of the SAI entitled “Investment Management and Other Services — The Sub-Advisers” is revised to include the following information:

Portfolio	Name and Control Persons of the Sub-Adviser
EQ/MFS Mid Cap Focused Growth Portfolio	MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which, in turn, is an indirect majority-owned subsidiary of Sun Life Financial Inc., a publicly traded diversified financial services company.

The section of the SAI entitled “Appendix B — EQ Advisors Trust — Portfolio Manager Information — Massachusetts Financial Services Company d/b/a MFS Investment Management (“MFS” or “Sub-Adviser”)” is amended to add the following information:

Massachusetts Financial Services Company d/b/a MFS Investment Management (“MFS” or “Sub-Adviser”)

Portfolio Managers	Presented below for each portfolio manager is the number of other accounts managed by the portfolio manager and the total assets of the accounts managed within each category as of September 30, 2019						Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets (Million)	Number of Accounts	Total Assets (Million)	Number of Accounts	Total Assets (Million)	Number of Accounts	Total Assets (Million)	Number of Accounts	Total Assets (Million)	Number of Accounts	Total Assets (Million)

EQ/MFS Mid Cap Focused Growth Portfolio
Eric Fischman	10	$36,747	3	$179	20	$4,566	0	0	0	0	0	0
Paul Gordon	10	$36,747	3	$179	20	$4,566	0	0	0	0	0	0
Nicholas Paul	0	0	0	0	0	0	0	0	0	0	0	0

Ownership of Securities of the Portfolio as of September 30, 2019

Portfolio Managers	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000,000

EQ/ MFS Mid Cap Focused Growth Portfolio
Eric Fischman	X
Paul Gordon	X
Nicholas Paul	X